As filed with the Securities and Exchange Commission on March 3, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-233-4339

Dennis P. Gallagher, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1:	Report(s) to Shareholders.

(a)	The Annual Report is attached.

TRANSAMERICA FUNDS

ANNUAL REPORT

DECEMBER 31, 2021

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2021

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report provides you with information about the investments of Transamerica Stock Index (the “Fund”) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders invested in the Fund, and we believe it to be an important part of the investment process. This report provides detailed information about the Fund for the 12-month period ending December 31, 2021.

We believe it is important to understand market conditions over the last fiscal year of the Fund to provide a context for reading this report. The period began with equity prices near all-time highs following the immense levels of economic and market volatility created during the first year of the COVID-19 global pandemic. As the year progressed vaccines displayed strong effectiveness in helping to reduce virus cases and the market benefitted from a combination of strong corporate earnings growth and continuing accommodative monetary policy from the Federal Reserve (“Fed”). This enabled major stock indexes to reach new highs throughout the year, and with the Fed providing large amounts of liquidity to the bond markets on a monthly basis, short term rates remained close to zero and the 10-year U.S. Treasury yield peaked at 1.74% at the end of March 2021 before declining to finish the year at 1.52%.

The U.S. economy exhibited strong economic growth in the first two quarters of 2021, and by mid-year aggregate real gross domestic product (“GDP”) had fully recovered to pre-pandemic levels. However, inflation began to emerge and by late spring the change in the Consumer Price Index (“CPI”) reached rates not seen in decades. In the summer months global supply chain constraints emerged, driven in part by worker shortages, further exacerbating inflation. By November, the CPI increase had risen to 6.9% on an annualized basis for its highest reading in 39 years.

Credit markets showed strong and continued improvement throughout the year, and by the fourth quarter high yield default rates had fallen to record low levels. This was reflected in narrowing credit spreads throughout the year, with differentials in yield between both high yield and investment grade credit to comparable maturity Treasury bonds declining to multi-year lows.

The year ended with the onset of the Omicron variant driving COVID-19 case trends dramatically higher and to record levels. This increase in virus cases was perceived to be inflationary due to its impact on worker shortages. At its December meeting the Fed changed perspective, admitting that inflation was not “transitory” and warranted tighter monetary policy, in terms of both interest rates and the removal of open market purchases in the year ahead. As a result, investors began to look forward to the New Year with expectations of continuing inflation and higher interest rates.

For the one-year period ended December 31, 2021, the S&P 500® Index returned 28.71% while the MSCI EAFE Index, representing international developed market equities, returned 11.78%. During the same period, the Bloomberg US Aggregate Bond Index returned -1.54%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Stock Index

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as represented by the S&P 500® Index finished 2021 with strong positive performance of 28.71%. In the first quarter of 2021, following the strong end to 2020, favorable conditions continued with signs of a sooner than expected economic activity restart. Monetary conditions remained supportive, as the U.S. Federal Reserve (“Fed”) signaled a continuing environment of low interest rates. With the U.S. Congress passing a new $1.9 trillion stimulus package, and the U.S. taking the lead in the vaccine rollout, optimism continued to rise for strong economic growth. Despite the heightened early volatility related to retail trading activity, the news about the stimulus package and the potential for an infrastructure bill soothed the market and supported a positive return over the quarter.

In the second quarter of 2021, equity markets rallied as the vaccination campaign continued to accelerate and more signs of a sooner than expected economic restart emerged. Inflation in the U.S. increased by more than 4% (1-year as of April 2021), which raised questions on whether this surge was sparked by temporary factors at play. The concerns over inflation and the Fed’s cautious optimism about the recovery muted the market rally in May. In June, however, equity markets extended the rally, supported by the prospect of more fiscal stimulus, as President Biden reached a bipartisan $1 trillion agreement for infrastructure spending.

In the third quarter of 2021, U.S. equities continued climbing in August on the back of strong economic data and quarterly earnings reports. The positive return in markets came despite the increase in COVID-19 Delta variant cases in the country. In August, Fed Chair Jerome Powell suggested that tapering may start before year-end, which was in line with market expectations. The markets cooled in September amid concerns regarding potential contagion from the unfolding debt crisis of Chinese property developers, concerns that higher inflation and supply chain issues would last longer than expected, and the continuing disagreement in Washington regarding the debt ceiling and the infrastructure bill.

In the fourth quarter of 2021, following a strong earnings season that boosted the positive sentiment early in the quarter, concerns of the new COVID-19 Omicron variant and higher inflation weighed on U.S. market performance in November. The Fed’s stance on monetary policy was at the forefront of market discussions over the quarter. Fed Chair Jerome Powell conceded that inflation had been far stickier than initially anticipated. These inflation pressures have been exacerbated as consumer demand continued to increase with supply chain bottlenecks and labor shortages. The Fed brought forward the dates of tapering to spring 2022. Preliminary data on vaccine efficacy against Omicron, along with more clarity on the near-term Fed policy, an improving employment picture, and agreement on a bipartisan infrastructure bill supported market performance through the end of the quarter.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Stock Index, Class R4 returned 28.23%. By comparison, its benchmark, the S&P 500®, returned 28.71%.

STRATEGY REVIEW

The Fund invests in securities through the S&P 500 Index Master Portfolio (the “Master Portfolio”), a master portfolio which is not part of the Transamerica Funds complex and which is advised by BlackRock Fund Advisors. The Fund seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index. The Master Portfolio takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities.

From a sector perspective, all sectors in the S&P 500® Index had positive returns in 2021. The largest positive returns came from the energy, real estate, and financials sectors. The lowest contributors for the year were the utilities, consumer staples, and industrials sectors.

The primary drivers of tracking difference between the Fund and the Index during 2021 were fees and expenses, slight mismatches in security weightings versus the Index, cash and futures drag and transaction costs.

Jennifer Hsui, CFA

Suzanne Henige

Alan Mason

Amy Whitelaw

Co-Portfolio Managers

BlackRock Fund Advisors

Transamerica Funds	Annual Report 2021

Transamerica Stock Index

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	27.84%	N/A	17.68%	04/21/2017
Class R4 (NAV)	28.23%	18.12%	16.22%	09/11/2000
S&P 500® (A)	28.71%	18.47%	16.55%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. Net asset value (NAV) returns include reinvestment of dividends and capital gains but do not reflect the deduction of any sales charges. There are no sales charges for Class R and R4 shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the investment manager and any recapture by the investment manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500® as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Transamerica Funds	Annual Report 2021

Transamerica Stock Index

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

As a shareholder in the Fund, you will bear the ongoing costs (such as the investment advisory fees and other expenses) of managing the corresponding S&P 500 Index Master Portfolio (“Master Portfolio”), in which the Fund invests. You will also bear the cost of operating the Fund (such as management fees, distribution fees, and other expenses).

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B) July 1, 2021 - December 31, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B) July 1, 2021 - December 31, 2021	Net Annualized Expense Ratio (C) (D)
Class R	$1,000.00	$1,113.30	$3.20	$1,022.20	$3.06	0.60%
Class R4	1,000.00	1,115.00	1.60	1,023.70	1.53	0.30

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s annualized net expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

(D)	The net expense ratio reflects the expenses of both the Fund and the Master Portfolio.

Transamerica Funds	Annual Report 2021

Transamerica Stock Index

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investment in Master Portfolio, at value	$371,023,187
Receivables and other assets:
Shares of beneficial interest sold	122,232
Due from investment manager	5,412
Due from Master Portfolio	7,376,670

Total assets	378,527,501

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	7,498,902
Investment management fees	19,712
Distribution and service fees	127,136
Transfer agent fees	1,763
Trustees, CCO and deferred compensation fees	9,855
Audit and tax fees	14,801
Custody and accounting fees	12,855
Legal fees	1,281
Printing and shareholder reports fees	5,013
Registration fees	3,878
Other accrued expenses	5,415

Total liabilities	7,700,611

Net assets	$370,826,890

Net assets consist of:
Paid-in capital	$(369,350,151)
Total distributable earnings (accumulated losses)	740,177,041

Net assets	$370,826,890

Net assets by class:
Class R	$208,631,659
Class R4	162,195,231

Shares outstanding:
Class R	12,112,073
Class R4	9,416,970

Net asset value per share:
Class R	$17.23
Class R4	17.22

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Net investment income (loss) allocated from Master Portfolio:
Dividend income	$5,465,443
Interest income	5,792
Net income from securities lending	4,863
Withholding taxes on foreign income	(26,974)
Expenses	(44,091)
Fees Waived	7,249

Total investment income (loss)	5,412,282

Expenses:
Investment management fees	232,301
Distribution and service fees:
Class R	1,017,301
Class R4	459,270
Transfer agent fees
Class R	2,523
Class R4	13,778
Trustees, CCO and deferred compensation fees	18,141
Audit and tax fees	28,830
Custody and accounting fees	29,508
Legal fees	16,205
Printing and shareholder reports fees	16,635
Registration fees	42,657
Other	17,861

Total expenses before waiver and/or reimbursement and recapture	1,895,010

Expenses waived and/or reimbursed:
Class R	(3,323)
Class R4	(128,288)
Recapture of previously waived and/or reimbursed fees:
Class R	3,323
Class R4	2,247

Net expenses	1,768,969

Net investment income (loss)	3,643,313

Net realized and change in unrealized gain (loss) on investments allocated from Master Portfolio:
Net realized gain (loss)	17,990,832
Net change in unrealized appreciation (depreciation)	73,189,592

Net realized and change in unrealized gain (loss)	91,180,424

Net increase (decrease) in net assets resulting from operations	$94,823,737

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Stock Index

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations allocated from Master Portfolio:
Net investment income (loss)	$3,643,313	$6,087,241
Net realized gain (loss)	17,990,832	13,022,322
Net change in unrealized appreciation (depreciation)	73,189,592	37,938,363

Net increase (decrease) in net assets resulting from operations	94,823,737	57,047,926

Dividends and/or distributions to shareholders:
Class R	(12,272,650)	(8,481,288)
Class R4	(10,911,616)	(9,345,830)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(23,184,266)	(17,827,118)

Capital share transactions:
Proceeds from shares sold:
Class R	8,455,568	13,579,981
Class R4	14,170,747	25,971,453

	22,626,315	39,551,434

Dividends and/or distributions reinvested:
Class R	12,272,650	8,481,288
Class R4	10,911,616	9,067,474

	23,184,266	17,548,762

Cost of shares redeemed:
Class R	(41,321,246)	(55,426,351)
Class R4	(68,754,776)	(205,405,842)

	(110,076,022)	(260,832,193)

Net increase (decrease) in net assets resulting from capital share transactions	(64,265,441)	(203,731,997)

Net increase (decrease) in net assets	7,374,030	(164,511,189)

Net assets:
Beginning of year	363,452,860	527,964,049

End of year	$370,826,890	$363,452,860

Capital share transactions - shares:
Shares issued:
Class R	523,881	1,126,396
Class R4	882,753	2,120,365

	1,406,634	3,246,761

Shares reinvested:
Class R	735,697	631,268
Class R4	655,310	699,008

	1,391,007	1,330,276

Shares redeemed:
Class R	(2,546,804)	(4,408,390)
Class R4	(4,145,554)	(16,270,249)

	(6,692,358)	(20,678,639)

Net increase (decrease) in shares outstanding:
Class R	(1,287,226)	(2,650,726)
Class R4	(2,607,491)	(13,450,876)

	(3,894,717)	(16,101,602)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Stock Index

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Class R
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$14.30	$12.71	$10.26	$11.25	$10.00

Investment operations: (B)
Net investment income (loss) (C)	0.13	0.15	0.16	0.16	0.10
Net realized and unrealized gain (loss)	3.82	2.06	2.96	(0.71)	1.38

Total investment operations	3.95	2.21	3.12	(0.55)	1.48

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.12)	(0.20)	(0.17)	(0.14)
Net realized gains	(0.85)	(0.50)	(0.47)	(0.27)	(0.09)

Total dividends and/or distributions to shareholders	(1.02)	(0.62)	(0.67)	(0.44)	(0.23)

Net asset value, end of period/year	$17.23	$14.30	$12.71	$10.26	$11.25

Total return	27.84%	17.80%	30.62%	(4.97)%	14.93	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$208,632	$191,562	$204,050	$196,664	$262,047
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.61%	0.62%	0.62%	0.60%	0.61	%(E)
Including waiver and/or reimbursement and recapture	0.61%	0.62%	0.62%	0.60%	0.60	%(E)
Net investment income (loss) to average net assets (A)	0.79%	1.22%	1.36%	1.34%	1.37	%(E)
Portfolio turnover rate of Master Portfolio	6%	5%	3%	12%	11%

(A)	Commenced operations on April 21, 2017.
(B)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.
(C)	Calculated based on average number of shares outstanding.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:

	Class R4
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017 (A) (B)
Net asset value, beginning of year	$14.30	$12.71	$10.26	$11.26	$9.58

Investment operations: (C)
Net investment income (loss) (D)	0.18	0.20	0.20	0.19	0.20
Net realized and unrealized gain (loss)	3.81	2.06	2.96	(0.71)	1.85

Total investment operations	3.99	2.26	3.16	(0.52)	2.05

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.17)	(0.24)	(0.21)	(0.23)
Net realized gains	(0.85)	(0.50)	(0.47)	(0.27)	(0.14)

Total dividends and/or distributions to shareholders	(1.07)	(0.67)	(0.71)	(0.48)	(0.37)

Net asset value, end of year	$17.22	$14.30	$12.71	$10.26	$11.26

Total return	28.23%	18.12%	31.14%	(4.72)%	21.48%

Ratio and supplemental data:
Net assets end of year (000’s)	$162,195	$171,891	$323,914	$340,698	$512,638
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.37%	0.38%	0.37%	0.36%	0.38%
Including waiver and/or reimbursement and recapture	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income (loss) to average net assets (C)	1.11%	1.57%	1.68%	1.65%	1.67%
Portfolio turnover rate of Master Portfolio	6%	5%	3%	12%	11%

(A)	Transamerica Partners Institutional Stock Index reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Stock Index, which was the accounting and performance survivor of the reorganization.
(B)	Effective April 21, 2017, the Fund underwent a 1.56-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.
(D)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2021

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Stock Index (the “Fund”) is a series of the Trust and invests all of its investable assets in the S&P 500 Index Master Portfolio (the “Master Portfolio”).

The financial statements of the Master Portfolio are included within this report and should be read in conjunction with the Fund’s financial statements.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM is responsible for all aspects of the day-to-day management of the Fund. TAM may in the future retain one or more sub-advisers to assist in the management of the Fund.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Fund from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Investment valuation: The value of the Fund’s investment in the Master Portfolio, reflected within the Statement of Assets and Liabilities, displays the Fund’s proportional interest in the net assets of the Master Portfolio.

The valuation policy for the underlying securities held by the Master Portfolio is discussed in the Master Portfolio’s Notes to Financial Statements, which accompany this report.

Security transactions and investment income: The Fund is allocated its proportional share of income and expenses on a daily basis from its investment in the Master Portfolio. All of the net investment income, as well as the realized and unrealized gains and losses from the security transactions of the Master Portfolio are allocated pro rata among the investors and recorded by the Fund on a daily basis.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Funds	Annual Report 2021

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. BORROWINGS AND OTHER FINANCING TRANSACTIONS

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing the Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Fund has not utilized the program.

4. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market values of the Fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Passive strategy/index risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a fund managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the Fund.

Transamerica Funds	Annual Report 2021

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. RISK FACTORS (continued)

Index fund risk: While the Fund seeks to track the performance of the S&P 500® (i.e., achieve a high degree of correlation with the index), the Fund’s return may not match the return of the index. The Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Fund may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Fund’s return and that of the index.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

As of December 31, 2021, the percentage of the Fund’s interest in the Master Portfolio, including any open receivable or payable, is 1.09%.

As of December 31, 2021, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 354,733,003	95.66%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement in connection with these services. The Fund has a contractual management fee payable to TAM at an annual rate of 0.07% of daily average net assets.

Additionally, the Fund incurs its allocated share of the advisory fees based on the interest owned in the corresponding Master Portfolio. The advisory fees are accrued daily and payable monthly at an annual rate of 0.01% of the Master Portfolio’s daily net assets. The investment advisory fees allocated from the Master Portfolio are included within the Statement of Operations within net investment income (loss) allocated from the Master Portfolio, in Expenses.

The Fund pays a management fee to TAM at an effective rate of 0.06% of the Fund’s average daily net assets (which is net of a voluntary waiver by TAM equal to the Master Portfolio advisory fee allocated to the Fund of 0.01%).

The management fees are reflected in Investment management fees within the Statement of Operations.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R	0.65%	May 1, 2022
Class R4	0.30	May 1, 2022

Transamerica Funds	Annual Report 2021

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2021, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
Class	2019	2020	2021	Total
Class R	$—	$—	$—	$—
Class R4	236,095	197,475	128,288	561,858

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Class R	0.50%
Class R4	0.25

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on the number of classes, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended December 31, 2021, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 13,845	$ 1,114

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as

Transamerica Funds	Annual Report 2021

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to partnership basis adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (484,101)	$ 484,101

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 68,409,514	$ 302,613,673	$ —	$ 302,613,673

As of December 31, 2021, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Fund did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From			2020 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 10,209,614	$ 12,974,652	$ —	$ 10,437,765	$ 7,389,353	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 312,762	$ 3,596,674	$ —	$ —	$ 433,653,932	$ 302,613,673

7. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the Fund’s Class R4 shares underwent a stock split. There was no impact to the aggregate market value of shares outstanding. The historical capital share activity presented within the Statement of Changes in Net Assets and the per share data presented within the Financial Highlights have been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Reorganization Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
April 21, 2017	1.56-for-1	35,752,851	55,759,431	Decrease	Increase

8. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which

Transamerica Funds	Annual Report 2021

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. LEGAL PROCEEDINGS (continued)

TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Fund’s financial statements.

Transamerica Funds	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Stock Index

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Stock Index (the “Fund”) (one of the portfolios constituting Transamerica Funds (the “Trust”)), as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Funds) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts February 25, 2022

Transamerica Funds	Annual Report 2021

Transamerica Stock Index

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For dividends paid during the year ended December 31, 2021, the Fund designated $5,210,424 of qualified dividend income.

For corporate shareholders 63%, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a long-term capital gain designations of $12,974,652 for the year ended December 31, 2021.

Transamerica Funds	Annual Report 2021

Management of the Trust

Board Members and Officers

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and the sub-advisers.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”) and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 118 funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Trust’s Board Members and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Trust’s website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations at least for the past five years (their titles may have varied during that period), the number of funds in Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (48)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – present);

				118	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – present)

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (73)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	113	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (69)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	113	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (65)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TAAVF (2007 – present);	113	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

Kathleen T. Ives (56)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	113	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021)
Lauriann C. Kloppenburg (61)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1991 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	113	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – present); Forte Foundation (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (65)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	113	N/A
John E. Pelletier (57)	Board Member	Since 2017

Board Member, TF, TST and TAAVF (2017 – present);

Board Member, TPP, TPFG and TPFG II (2017 – 2018);

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

				113	N/A

Transamerica Funds	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (71)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	113	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (70)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).	113	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);

Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)

Board Member,
Remember
Honor

Support, Inc.
(non-profit
organization)

(2013 – 2020);
Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present)

Transamerica Funds	Annual Report 2021

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
OFFICERS
Marijn P. Smit (48)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (51)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (61)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Vincent J. Toner (51)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Transamerica Funds	Annual Report 2021

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
OFFICERS — continued
Vincent J. Toner (continued)

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (54)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);

Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);

Chief Compliance Officer (2019 – present), TAM;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (43)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Dennis P. Gallagher (51)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF, TST and TAAVF (2021 – present and 2006 – 2014); Assistant Secretary, TF, TST, TET and TAAVF (2019);

Associate General Counsel, TAM, Mutual Funds and Latin American Operations (2017 – present); Assistant Secretary (2019);

Associate General Counsel, Latin American Operations and International Funds (2014 – 2017);

Chairman of the Board, Aegon Global Funds (2013 – present);

Director, Mongeral Aegon Seguros e Previdencia SA (2017 – present);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014);

Assistant Vice President, TCI (2007 – 2014);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

and Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014).

Kathryn L. Petty (44)	Assistant Treasurer	Since 2021	Assistant Treasurer, TF, TST and TAAVF (2021 – present); and Senior Manager, Fund Administration, TAM (2014 – present).

Transamerica Funds	Annual Report 2021

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
OFFICERS — continued
Timothy Bresnahan (53)	Assistant Secretary	Since 2020

Assistant Secretary, TF, TST and TAAVF (2020 – present);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary

(2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2021

Appendix A

S&P 500 Index Master Portfolio

(This page intentionally left blank)

Master Portfolio Information as of December 31, 2021	S&P 500 Index Master Portfolio

TEN LARGEST HOLDINGS
Security	Percent of Net Assets
Apple, Inc.	7%
Microsoft Corp.	6
Amazon.com, Inc.	4
Alphabet, Inc., Class A	2
Tesla, Inc.	2
Alphabet, Inc., Class C	2
Meta Platforms, Inc., Class A	2
NVIDIA Corp.	2
Berkshire Hathaway, Inc., Class B	1
iShares Core S&P 500 ETF	1

SECTOR ALLOCATION
Sector(a)	Percent of Net Assets
Information Technology	29%
Health Care	13
Consumer Discretionary	12
Financials	10
Communication Services	10
Industrials	8
Consumer Staples	6
Real Estate	3
Energy	3
Materials	3
Utilities	2
Investment Companies	1
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

(a)

For S&P 500 Index Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R P O R T F O L I O I N F O R M A T I O N	1

Schedule of Investments	S&P 500 Index Master Portfolio
December 31, 2021	(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 1.3%
Boeing Co.(a)	464,518	$93,516,763
General Dynamics Corp.	194,872	40,624,966
Howmet Aerospace, Inc.	329,069	10,474,266
Huntington Ingalls Industries, Inc.	34,143	6,375,864
L3Harris Technologies, Inc.	164,996	35,183,747
Lockheed Martin Corp.	205,897	73,177,853
Northrop Grumman Corp.	125,140	48,437,940
Raytheon Technologies Corp.	1,258,568	108,312,362
Textron, Inc.	185,345	14,308,634
TransDigm Group, Inc.(a)	44,018	28,007,773

		458,420,168

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	109,300	11,763,959
Expeditors International of Washington, Inc.	140,904	18,921,998
FedEx Corp.	205,504	53,151,555
United Parcel Service, Inc., Class B	612,295	131,239,310

		215,076,822

Airlines(a) — 0.2%
Alaska Air Group, Inc.	104,278	5,432,884
American Airlines Group, Inc.	546,838	9,821,210
Delta Air Lines, Inc.	535,595	20,931,052
Southwest Airlines Co.	495,402	21,223,022
United Airlines Holdings, Inc.(b)	274,606	12,022,251

		69,430,419

Auto Components — 0.1%
Aptiv PLC(a)	227,531	37,531,239
BorgWarner, Inc.	203,548	9,173,908

		46,705,147

Automobiles — 2.5%
Ford Motor Co.	3,300,651	68,554,521
General Motors Co.(a)	1,220,506	71,558,267
Tesla, Inc.(a)	683,995	722,832,236

		862,945,024

Banks — 3.9%
Bank of America Corp.	6,055,810	269,422,987
Citigroup, Inc.	1,668,474	100,759,145
Citizens Financial Group, Inc.	358,562	16,942,054
Comerica, Inc.	110,277	9,594,099
Fifth Third Bancorp	574,938	25,038,550
First Republic Bank	149,355	30,843,301
Huntington Bancshares, Inc.	1,215,338	18,740,512
JPMorgan Chase & Co.	2,484,941	393,490,407
KeyCorp	782,882	18,108,061
M&T Bank Corp.	109,183	16,768,325
People’s United Financial, Inc.	362,910	6,467,056
PNC Financial Services Group, Inc.	355,378	71,260,397
Regions Financial Corp.	801,570	17,474,226
Signature Bank	50,982	16,491,147
SVB Financial Group(a)(b)	49,321	33,451,475
Truist Financial Corp.	1,122,446	65,719,213
U.S. Bancorp	1,134,600	63,730,482
Wells Fargo & Co.	3,352,672	160,861,203
Zions Bancorp NA	131,562	8,309,456

		1,343,472,096

Beverages — 1.4%
Brown-Forman Corp., Class B	152,675	11,123,901
Coca-Cola Co.	3,266,742	193,423,794

Security	Shares	Value

Beverages (continued)
Constellation Brands, Inc., Class A	138,122	$34,664,478
Molson Coors Beverage Co., Class B	161,725	7,495,954
Monster Beverage Corp.(a)	315,899	30,338,940
PepsiCo, Inc.	1,163,102	202,042,448

		479,089,515

Biotechnology — 1.8%
AbbVie, Inc.	1,486,863	201,321,250
Amgen, Inc.	473,623	106,550,966
Biogen, Inc.(a)	123,515	29,633,719
Gilead Sciences, Inc.	1,055,808	76,662,219
Incyte Corp.(a)	157,004	11,524,094
Moderna, Inc.(a)	296,603	75,331,230
Regeneron Pharmaceuticals, Inc.(a)	88,895	56,138,970
Vertex Pharmaceuticals, Inc.(a)	213,788	46,947,845

		604,110,293

Building Products — 0.5%
A O Smith Corp.	112,155	9,628,507
Allegion plc	76,360	10,113,118
Carrier Global Corp.	729,501	39,568,134
Fortune Brands Home & Security, Inc.	112,945	12,073,821
Johnson Controls International PLC	595,912	48,453,605
Masco Corp.	205,241	14,412,023
Trane Technologies PLC	199,668	40,338,926

		174,588,134

Capital Markets — 2.9%
Ameriprise Financial, Inc.	94,083	28,381,078
Bank of New York Mellon Corp.	638,842	37,103,943
BlackRock, Inc.(c)	120,278	110,121,726
Cboe Global Markets, Inc.	90,101	11,749,170
Charles Schwab Corp.	1,262,626	106,186,847
CME Group, Inc.	302,297	69,062,773
FactSet Research Systems, Inc.	31,651	15,382,703
Franklin Resources, Inc.	229,824	7,696,806
Goldman Sachs Group, Inc.	285,435	109,193,159
Intercontinental Exchange, Inc.	473,755	64,795,471
Invesco Ltd.	287,050	6,607,891
MarketAxess Holdings, Inc.	31,620	13,004,357
Moody’s Corp.	135,528	52,934,526
Morgan Stanley	1,207,068	118,485,795
MSCI, Inc.	69,386	42,512,108
Nasdaq, Inc.	97,481	20,471,985
Northern Trust Corp.	176,469	21,107,457
Raymond James Financial, Inc.	153,484	15,409,794
S&P Global, Inc.	202,797	95,705,988
State Street Corp.	307,440	28,591,920
T. Rowe Price Group, Inc.	188,982	37,161,420

		1,011,666,917

Chemicals — 1.8%
Air Products & Chemicals, Inc.	186,309	56,686,376
Albemarle Corp.	99,057	23,156,555
Celanese Corp.	91,544	15,384,885
CF Industries Holdings, Inc.	183,713	13,003,206
Corteva, Inc.	612,904	28,978,101
Dow, Inc.	621,906	35,274,508
DuPont de Nemours, Inc.	435,649	35,191,726
Eastman Chemical Co.	113,044	13,668,150
Ecolab, Inc.	209,419	49,127,603
FMC Corp.	107,378	11,799,769
International Flavors & Fragrances, Inc.	214,018	32,241,812
Linde plc(a)	430,983	149,305,441

2	2 0 21 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2021	(Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
LyondellBasell Industries NV, Class A	221,059	$20,388,272
Mosaic Co.	311,460	12,237,263
PPG Industries, Inc.	199,394	34,383,501
Sherwin-Williams Co.	202,693	71,380,367

		602,207,535

Commercial Services & Supplies — 0.4%
Cintas Corp.	74,088	32,833,579
Copart, Inc.(a)(b)	179,430	27,205,177
Republic Services, Inc.	175,976	24,539,853
Rollins, Inc.	182,239	6,234,396
Waste Management, Inc.	323,602	54,009,174

		144,822,179

Communications Equipment — 0.9%
Arista Networks, Inc.(a)	188,618	27,113,838
Cisco Systems, Inc.	3,547,654	224,814,834
F5 Networks, Inc.(a)	50,186	12,281,016
Juniper Networks, Inc.	278,138	9,932,308
Motorola Solutions, Inc.	142,665	38,762,080

		312,904,076

Construction & Engineering — 0.0%
Quanta Services, Inc.	118,529	13,590,535

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	52,614	23,177,520
Vulcan Materials Co.	110,809	23,001,732

		46,179,252

Consumer Finance — 0.6%
American Express Co.	527,542	86,305,871
Capital One Financial Corp.	357,885	51,925,535
Discover Financial Services	246,433	28,477,797
Synchrony Financial	460,164	21,347,008

		188,056,211

Containers & Packaging — 0.3%
Amcor PLC	1,280,178	15,374,938
Avery Dennison Corp.	70,445	15,256,274
Ball Corp.	271,334	26,121,324
International Paper Co.	325,206	15,278,178
Packaging Corp. of America	79,157	10,777,226
Sealed Air Corp.	127,950	8,632,786
Westrock Co.	221,545	9,827,736

		101,268,462

Distributors — 0.1%
Genuine Parts Co.	119,603	16,768,340
LKQ Corp.	225,493	13,536,345
Pool Corp.	33,768	19,112,688

		49,417,373

Diversified Financial Services — 1.3%
Berkshire Hathaway, Inc., Class B(a)	1,539,915	460,434,585

Diversified Telecommunication Services — 1.0%
AT&T, Inc.	6,010,684	147,862,827
Lumen Technologies, Inc.	774,849	9,724,355
Verizon Communications, Inc.	3,485,243	181,093,226

		338,680,408

Electric Utilities — 1.6%
Alliant Energy Corp.	212,278	13,048,729
American Electric Power Co., Inc.	420,474	37,409,572
Duke Energy Corp.	647,553	67,928,310
Edison International	319,423	21,800,620

Security	Shares	Value

Electric Utilities (continued)
Entergy Corp.	170,291	$19,183,281
Evergy, Inc.	194,569	13,349,379
Eversource Energy	287,721	26,176,856
Exelon Corp.	824,237	47,607,929
FirstEnergy Corp.	461,583	19,197,237
NextEra Energy, Inc.	1,651,208	154,156,779
NRG Energy, Inc.	201,183	8,666,964
Pinnacle West Capital Corp.	93,097	6,571,717
PPL Corp.	631,241	18,975,104
Southern Co.	891,189	61,117,742
Xcel Energy, Inc.	452,156	30,610,961

		545,801,180

Electrical Equipment — 0.5%
AMETEK, Inc.	194,395	28,583,841
Eaton Corp. PLC	335,470	57,975,925
Emerson Electric Co.	504,847	46,935,626
Generac Holdings, Inc.(a)	52,714	18,551,111
Rockwell Automation, Inc.	97,930	34,162,880

		186,209,383

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	504,094	44,088,061
CDW Corp.	114,123	23,370,108
Corning, Inc.	649,904	24,195,926
IPG Photonics Corp.(a)(b)	29,995	5,163,339
Keysight Technologies, Inc.(a)	154,868	31,981,791
TE Connectivity Ltd.	274,381	44,268,630
Teledyne Technologies, Inc.(a)	39,097	17,081,088
Trimble, Inc.(a)	210,161	18,323,938
Zebra Technologies Corp., Class A(a)	45,233	26,922,682

		235,395,563

Energy Equipment & Services — 0.2%
Baker Hughes Co.	734,957	17,683,065
Halliburton Co.	750,650	17,167,366
Schlumberger NV	1,176,733	35,243,153

		70,093,584

Entertainment — 1.6%
Activision Blizzard, Inc.	654,118	43,518,471
Electronic Arts, Inc.	237,420	31,315,698
Live Nation Entertainment, Inc.(a)(b)	110,771	13,258,181
Netflix, Inc.(a)	372,103	224,169,731
Take-Two Interactive Software, Inc.(a)	98,152	17,443,574
Walt Disney Co.(a)	1,529,552	236,912,309

		566,617,964

Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities, Inc.	118,575	26,437,482
American Tower Corp.	382,778	111,962,565
AvalonBay Communities, Inc.	117,068	29,570,206
Boston Properties, Inc.	119,633	13,779,329
Crown Castle International Corp.	363,832	75,946,292
Digital Realty Trust, Inc.	236,975	41,913,768
Duke Realty Corp.	320,238	21,020,422
Equinix, Inc.	75,411	63,785,640
Equity Residential	288,204	26,082,462
Essex Property Trust, Inc.	55,122	19,415,622
Extra Space Storage, Inc.	111,693	25,324,154
Federal Realty Investment Trust	58,771	8,011,663
Healthpeak Properties, Inc.	457,368	16,506,411
Host Hotels & Resorts, Inc.(a)	586,178	10,193,635
Iron Mountain, Inc.	244,276	12,782,963
Kimco Realty Corp.	505,766	12,467,132

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2021	(Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Mid-America Apartment Communities, Inc.	97,160	$22,292,390
Prologis, Inc.	622,765	104,848,715
Public Storage	128,153	48,000,988
Realty Income Corp.	475,725	34,057,153
Regency Centers Corp.	131,429	9,903,175
SBA Communications Corp.	91,469	35,583,270
Simon Property Group, Inc.	276,411	44,162,186
UDR, Inc.	244,381	14,660,416
Ventas, Inc.	335,648	17,158,326
Vornado Realty Trust	135,460	5,670,356
Welltower, Inc.	366,001	31,391,906
Weyerhaeuser Co.	627,144	25,825,790

		908,754,417

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	371,509	210,905,659
Kroger Co.	571,684	25,874,418
Sysco Corp.	430,072	33,782,155
Walgreens Boots Alliance, Inc.	602,306	31,416,281
Walmart, Inc.	1,195,804	173,020,881

		474,999,394

Food Products — 0.9%
Archer-Daniels-Midland Co.	468,990	31,699,034
Campbell Soup Co.	172,290	7,487,723
Conagra Brands, Inc.	401,277	13,703,610
General Mills, Inc.	509,297	34,316,432
Hershey Co.	122,861	23,769,918
Hormel Foods Corp.	239,218	11,676,231
J.M. Smucker Co.	91,126	12,376,733
Kellogg Co.	213,833	13,775,122
Kraft Heinz Co.	596,958	21,430,792
Lamb Weston Holdings, Inc.	124,846	7,912,739
McCormick & Co., Inc.	207,835	20,078,939
Mondelez International, Inc., Class A	1,172,965	77,779,309
Tyson Foods, Inc., Class A	248,636	21,671,114

		297,677,696

Gas Utilities — 0.0%
Atmos Energy Corp.	110,895	11,618,469

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	1,486,867	209,261,662
ABIOMED, Inc.(a)	37,886	13,607,515
Align Technology, Inc.(a)	61,778	40,599,266
Baxter International, Inc.	423,317	36,337,531
Becton Dickinson and Co.	241,449	60,719,595
Boston Scientific Corp.(a)	1,196,169	50,813,259
Cooper Cos., Inc.	41,795	17,509,597
DENTSPLY SIRONA, Inc.	185,620	10,355,740
DexCom, Inc.(a)	81,364	43,688,400
Edwards Lifesciences Corp.(a)(b)	523,314	67,795,329
Hologic, Inc.(a)(b)	213,145	16,318,381
IDEXX Laboratories, Inc.(a)	71,792	47,272,160
Intuitive Surgical, Inc.(a)	300,161	107,847,847
Medtronic PLC	1,132,602	117,167,677
ResMed, Inc.	122,238	31,840,554
STERIS PLC	82,863	20,169,683
Stryker Corp.	282,162	75,455,762
Teleflex, Inc.	39,660	13,027,517
Zimmer Biomet Holdings, Inc.	174,977	22,229,078

		1,002,016,553

Security	Shares	Value

Health Care Providers & Services — 2.7%
AmerisourceBergen Corp.	124,418	$16,533,908
Anthem, Inc.	204,088	94,602,951
Cardinal Health, Inc.	236,942	12,200,144
Centene Corp.(a)(b)	490,310	40,401,544
Cigna Corp.	278,682	63,993,748
CVS Health Corp.	1,108,330	114,335,323
DaVita, Inc.(a)(b)	54,837	6,238,257
HCA Healthcare, Inc.	201,374	51,737,008
Henry Schein, Inc.(a)(b)	118,442	9,182,808
Humana, Inc.	108,608	50,378,907
Laboratory Corp. of America Holdings(a)(b)	80,470	25,284,479
McKesson Corp.	128,383	31,912,162
Quest Diagnostics, Inc.	102,721	17,771,760
UnitedHealth Group, Inc.	791,957	397,673,288
Universal Health Services, Inc., Class B	61,483	7,971,886

		940,218,173

Health Care Technology — 0.1%
Cerner Corp.	247,398	22,975,852

Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc.(a)	34,560	82,917,389
Caesars Entertainment, Inc.(a)	177,113	16,565,379
Carnival Corp.(a)	677,484	13,630,978
Chipotle Mexican Grill, Inc.(a)(b)	23,694	41,423,035
Darden Restaurants, Inc.	109,918	16,558,047
Domino’s Pizza, Inc.	30,984	17,485,201
Expedia Group, Inc.(a)	122,768	22,186,633
Hilton Worldwide Holdings, Inc.(a)	234,479	36,576,379
Las Vegas Sands Corp.(a)	289,081	10,881,009
Marriott International, Inc., Class A(a)	229,982	38,002,226
McDonald’s Corp.	628,153	168,388,975
MGM Resorts International	327,290	14,688,775
Norwegian Cruise Line Holdings Ltd.(a)(b)	315,188	6,536,999
Penn National Gaming, Inc.(a)	139,685	7,242,667
Royal Caribbean Cruises Ltd.(a)	184,059	14,154,137
Starbucks Corp.	991,931	116,026,169
Wynn Resorts Ltd.(a)	89,689	7,627,153
Yum! Brands, Inc.	246,481	34,226,352

		665,117,503

Household Durables — 0.4%
D.R. Horton, Inc.	274,922	29,815,291
Garmin Ltd.	127,190	17,319,462
Lennar Corp., Class A	227,913	26,474,374
Mohawk Industries, Inc.(a)	46,132	8,404,328
Newell Brands, Inc.	322,363	7,040,408
NVR, Inc.(a)	2,753	16,267,119
PulteGroup, Inc.	212,892	12,168,907
Whirlpool Corp.	50,983	11,963,671

		129,453,560

Household Products — 1.4%
Church & Dwight Co., Inc.	206,456	21,161,740
Clorox Co.	104,297	18,185,225
Colgate-Palmolive Co.	707,660	60,391,704
Kimberly-Clark Corp.	284,060	40,597,855
Procter & Gamble Co.	2,034,818	332,855,529

		473,192,053

Independent Power and Renewable Electricity Producers — 0.0%
AES Corp.	558,229	13,564,965

Industrial Conglomerates — 1.0%
3M Co.	484,543	86,069,373

4	2 0 21 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2021	(Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates (continued)
General Electric Co.	923,768	$87,268,363
Honeywell International, Inc.	578,841	120,694,137
Roper Technologies, Inc.	88,594	43,575,845

		337,607,718

Insurance — 1.8%
Aflac, Inc.	511,747	29,880,906
Allstate Corp.	241,052	28,359,768
American International Group, Inc.	698,158	39,697,264
Aon PLC, Class A	185,267	55,683,849
Arthur J. Gallagher & Co.	174,290	29,571,784
Assurant, Inc.	47,910	7,467,253
Brown & Brown, Inc.	196,507	13,810,512
Chubb Ltd.	362,189	70,014,756
Cincinnati Financial Corp.	126,390	14,399,613
Everest Re Group Ltd.	33,258	9,110,031
Globe Life, Inc.	77,552	7,268,173
Hartford Financial Services Group, Inc.	286,186	19,758,281
Lincoln National Corp.	142,833	9,749,781
Loews Corp.	170,875	9,869,740
Marsh & McLennan Cos., Inc.	424,542	73,793,890
MetLife, Inc.	601,197	37,568,801
Principal Financial Group, Inc.	207,282	14,992,707
Progressive Corp.	492,601	50,565,493
Prudential Financial, Inc.	317,842	34,403,218
Travelers Cos., Inc.	206,857	32,358,640
W.R. Berkley Corp.	118,923	9,798,066
Willis Towers Watson PLC	104,775	24,883,015

		623,005,541

Interactive Media & Services(a) — 6.2%
Alphabet, Inc., Class A	252,937	732,768,606
Alphabet, Inc., Class C	235,110	680,311,945
Match Group, Inc.(b)	238,033	31,479,864
Meta Platforms, Inc., Class A	1,989,689	669,231,895
Twitter, Inc.	671,889	29,039,043

		2,142,831,353

Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.(a)	366,735	1,222,819,180
eBay, Inc.	526,377	35,004,070
Etsy, Inc.(a)(b)	106,350	23,284,269

		1,281,107,519

IT Services — 4.4%
Accenture PLC, Class A	531,116	220,174,138
Akamai Technologies, Inc.(a)	137,627	16,107,864
Automatic Data Processing, Inc.	354,321	87,368,472
Broadridge Financial Solutions, Inc.	96,708	17,680,157
Cognizant Technology Solutions Corp., Class A	441,014	39,126,762
DXC Technology Co.(a)	212,880	6,852,607
EPAM Systems, Inc.(a)	47,634	31,840,947
Fidelity National Information Services, Inc.	512,026	55,887,638
Fiserv, Inc.(a)	501,389	52,039,164
FleetCor Technologies, Inc.(a)	68,276	15,282,900
Gartner, Inc.(a)	69,151	23,118,562
Global Payments, Inc.	243,974	32,980,405
International Business Machines Corp.	752,197	100,538,651
Jack Henry & Associates, Inc.	63,214	10,556,106
Mastercard, Inc., Class A	729,431	262,099,147
Paychex, Inc.	269,402	36,773,373
PayPal Holdings, Inc.(a)	988,924	186,491,288

Security	Shares	Value

IT Services (continued)
VeriSign, Inc.(a)	81,258	$20,624,906
Visa, Inc., Class A	1,410,108	305,584,505

		1,521,127,592

Leisure Products — 0.0%
Hasbro, Inc.	109,344	11,129,032

Life Sciences Tools & Services — 2.0%
Agilent Technologies, Inc.	255,445	40,781,794
Bio-Rad Laboratories, Inc., Class A(a)	18,020	13,615,371
Bio-Techne Corp.	32,720	16,927,365
Charles River Laboratories International, Inc.(a)	42,647	16,068,537
Danaher Corp.	534,411	175,826,563
Illumina, Inc.(a)	131,425	49,999,327
IQVIA Holdings, Inc.(a)	161,346	45,522,161
Mettler-Toledo International, Inc.(a)	19,328	32,803,675
PerkinElmer, Inc.	106,115	21,335,482
Thermo Fisher Scientific, Inc.	330,864	220,765,695
Waters Corp.(a)(b)	51,322	19,122,577
West Pharmaceutical Services, Inc.	61,820	28,994,198

		681,762,745

Machinery — 1.5%
Caterpillar, Inc.	454,852	94,036,103
Cummins, Inc.	120,269	26,235,480
Deere & Co.	237,251	81,350,995
Dover Corp.	122,144	22,181,350
Fortive Corp.	301,310	22,986,940
IDEX Corp.	64,439	15,228,225
Illinois Tool Works, Inc.	240,174	59,274,943
Ingersoll Rand, Inc.(b)	340,640	21,075,397
Otis Worldwide Corp.	358,805	31,241,151
PACCAR, Inc.	291,061	25,689,044
Parker-Hannifin Corp.	108,526	34,524,291
Pentair PLC	138,010	10,078,870
Snap-on, Inc.	45,895	9,884,865
Stanley Black & Decker, Inc.	135,562	25,569,704
Westinghouse Air Brake Technologies Corp.	158,926	14,638,674
Xylem, Inc.	152,793	18,322,937

		512,318,969

Media — 1.0%
Charter Communications, Inc., Class A(a)(b)	104,022	67,819,223
Comcast Corp., Class A	3,833,846	192,957,469
Discovery, Inc., Class A(a)(b)	143,129	3,369,257
Discovery, Inc., Class C(a)(b)	254,964	5,838,676
DISH Network Corp., Class A(a)(b)	205,755	6,674,692
Fox Corp., Class A	269,365	9,939,568
Fox Corp., Class B	124,115	4,253,421
Interpublic Group of Cos., Inc.	330,733	12,385,951
News Corp., Class A	321,091	7,163,540
News Corp., Class B	114,231	2,570,198
Omnicom Group, Inc.	180,687	13,238,936
ViacomCBS, Inc., Class B	506,664	15,291,120

		341,502,051

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,233,728	51,483,470
Newmont Corp.	674,444	41,829,017
Nucor Corp.	240,315	27,431,957

		120,744,444

Multiline Retail — 0.5%
Dollar General Corp.	196,179	46,264,894

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2021	(Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail (continued)
Dollar Tree, Inc.(a)	189,118	$26,574,861
Target Corp.	410,368	94,975,570

		167,815,325

Multi-Utilities — 0.7%
Ameren Corp.	216,876	19,304,133
CenterPoint Energy, Inc.	528,783	14,758,334
CMS Energy Corp.	245,651	15,979,598
Consolidated Edison, Inc.	297,450	25,378,434
Dominion Energy, Inc.	678,958	53,338,940
DTE Energy Co.	161,717	19,331,650
NiSource, Inc.	332,857	9,190,182
Public Service Enterprise Group, Inc.	424,062	28,297,657
Sempra Energy	268,515	35,519,164
WEC Energy Group, Inc.	264,960	25,719,667

		246,817,759

Oil, Gas & Consumable Fuels — 2.4%
APA Corp.	304,246	8,181,175
Chevron Corp.	1,620,898	190,212,380
ConocoPhillips	1,109,039	80,050,435
Coterra Energy, Inc.	691,384	13,136,296
Devon Energy Corp.	529,331	23,317,031
Diamondback Energy, Inc.	143,084	15,431,609
EOG Resources, Inc.	492,292	43,730,298
Exxon Mobil Corp.	3,558,569	217,748,837
Hess Corp.	230,842	17,089,233
Kinder Morgan, Inc.	1,636,136	25,949,117
Marathon Oil Corp.	660,608	10,847,183
Marathon Petroleum Corp.	517,618	33,122,376
Occidental Petroleum Corp.	745,767	21,619,785
ONEOK, Inc.	374,012	21,976,945
Phillips 66	367,836	26,653,397
Pioneer Natural Resources Co.	190,911	34,722,893
Valero Energy Corp.	346,896	26,055,359
Williams Cos., Inc.	1,030,913	26,844,975

		836,689,324

Personal Products — 0.2%
Estee Lauder Cos., Inc., Class A	195,217	72,269,333

Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	1,868,196	116,482,020
Catalent, Inc.(a)	144,561	18,508,145
Eli Lilly & Co.	667,612	184,407,787
Johnson & Johnson	2,213,624	378,684,658
Merck & Co., Inc.	2,123,945	162,779,145
Organon & Co.	212,173	6,460,668
Pfizer, Inc.	4,719,589	278,691,730
Viatris, Inc.	1,010,311	13,669,508
Zoetis, Inc.	397,829	97,082,211

		1,256,765,872

Professional Services — 0.4%
Equifax, Inc.	102,033	29,874,242
IHS Markit Ltd.	335,125	44,544,815
Jacobs Engineering Group, Inc.	109,619	15,262,253
Leidos Holdings, Inc.	118,004	10,490,556
Nielsen Holdings PLC	301,814	6,190,205
Robert Half International, Inc.	95,263	10,623,730
Verisk Analytics, Inc.	136,594	31,243,146

		148,228,947

Security	Shares	Value

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)(b)	281,234	$30,516,701

Road & Rail — 0.9%
CSX Corp.	1,864,995	70,123,812
JB Hunt Transport Services, Inc.	69,564	14,218,882
Norfolk Southern Corp.	204,617	60,916,527
Old Dominion Freight Line, Inc.	78,333	28,072,980
Union Pacific Corp.	540,563	136,184,037

		309,516,238

Semiconductors & Semiconductor Equipment — 6.3%
Advanced Micro Devices, Inc.(a)(b)	1,015,421	146,119,082
Analog Devices, Inc.	451,883	79,427,475
Applied Materials, Inc.	759,229	119,472,275
Broadcom, Inc.	346,108	230,303,724
Enphase Energy, Inc.(a)	113,469	20,758,019
Intel Corp.	3,419,744	176,116,816
KLA Corp.	127,492	54,835,584
Lam Research Corp.	118,391	85,140,888
Microchip Technology, Inc.	466,564	40,619,062
Micron Technology, Inc.	940,083	87,568,732
Monolithic Power Systems, Inc.	36,500	18,006,545
NVIDIA Corp.	2,102,130	618,257,454
NXP Semiconductors NV	222,907	50,773,757
Qorvo, Inc.(a)	92,517	14,468,734
Qualcomm, Inc.	941,754	172,218,554
Skyworks Solutions, Inc.	138,467	21,481,770
SolarEdge Technologies, Inc.(a)	44,162	12,390,532
Teradyne, Inc.(b)	137,062	22,413,749
Texas Instruments, Inc.	777,452	146,526,378
Xilinx, Inc.	208,430	44,193,413

		2,161,092,543

Software — 9.4%
Adobe, Inc.(a)	399,986	226,816,061
ANSYS, Inc.(a)	73,962	29,667,637
Autodesk, Inc.(a)(b)	185,214	52,080,325
Cadence Design Systems, Inc.(a)	233,035	43,426,072
Ceridian HCM Holding, Inc.(a)(b)	113,394	11,845,137
Citrix Systems, Inc.	103,740	9,812,767
Fortinet, Inc.(a)	114,050	40,989,570
Intuit, Inc.	238,373	153,326,281
Microsoft Corp.	6,313,099	2,123,221,456
NortonLifeLock, Inc.	492,908	12,805,750
Oracle Corp.	1,356,189	118,273,243
Paycom Software, Inc.(a)(b)	40,313	16,737,554
PTC, Inc.(a)	88,186	10,683,734
salesforce.com, Inc.(a)	823,194	209,198,291
ServiceNow, Inc.(a)	167,330	108,615,576
Synopsys, Inc.(a)	128,358	47,299,923
Tyler Technologies, Inc.(a)	34,150	18,370,993

		3,233,170,370

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	52,975	12,707,643
AutoZone, Inc.(a)	17,631	36,961,452
Bath & Body Works, Inc.	222,582	15,533,998
Best Buy Co., Inc.	187,470	19,046,952
CarMax, Inc.(a)(b)	136,909	17,829,659
Gap, Inc.	171,031	3,018,697
Home Depot, Inc.	887,401	368,280,289
Lowe’s Cos., Inc.	582,234	150,495,845
O’Reilly Automotive, Inc.(a)	56,655	40,011,461

6	2 0 21 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2021	(Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Ross Stores, Inc.	300,147	$34,300,799
TJX Cos., Inc.	1,010,722	76,734,014
Tractor Supply Co.	95,612	22,813,023
Ulta Beauty, Inc.(a)(b)	45,673	18,832,805

		816,566,637

Technology Hardware, Storage & Peripherals — 7.1%
Apple, Inc.	13,105,581	2,327,158,018
Hewlett Packard Enterprise Co.	1,101,086	17,364,126
HP, Inc.	969,098	36,505,922
NetApp, Inc.	187,617	17,258,888
Seagate Technology Holdings PLC	172,228	19,458,320
Western Digital Corp.(a)	260,073	16,959,360

		2,434,704,634

Textiles, Apparel & Luxury Goods — 0.7%
NIKE, Inc., Class B	1,073,299	178,886,744
PVH Corp.	60,241	6,424,703
Ralph Lauren Corp.	39,948	4,748,219
Tapestry, Inc.	237,843	9,656,426
Under Armour, Inc., Class A(a)	150,302	3,184,899
Under Armour, Inc., Class C(a)(b)	169,421	3,056,355
VF Corp.	274,125	20,071,433

		226,028,779

Tobacco — 0.6%
Altria Group, Inc.	1,544,636	73,200,300
Philip Morris International, Inc.	1,308,437	124,301,515

		197,501,815

Trading Companies & Distributors — 0.2%
Fastenal Co.	481,642	30,853,987
United Rentals, Inc.(a)	61,424	20,410,581
W.W. Grainger, Inc.	36,543	18,938,044

		70,202,612

Water Utilities — 0.1%
American Water Works Co., Inc.	153,076	28,909,933

Security	Shares	Value

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.(a)	493,333	$57,216,761

Total Common Stocks — 98.4% (Cost: $13,266,446,878)		33,933,922,007

Investment Companies

Equity Funds — 1.3%
iShares Core S&P 500 ETF(c)	908,230	433,216,628

Total Investment Companies — 1.3% (Cost: $406,997,076)		433,216,628

Total Long-Term Investments — 99.7% (Cost: $13,673,443,954)		34,367,138,635

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(c)(d)(e)	129,501,196	129,540,046
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(c)(d)	190,825,864	190,825,864

Total Short-Term Securities — 0.9% (Cost: $320,350,320)		320,365,910

Total Investments — 100.6% (Cost: $13,993,794,274)		34,687,504,545
Liabilities in Excess of Other Assets — (0.6)%		(198,218,973)

Net Assets — 100.0%		$34,489,285,572

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$161,818,190	$—		$(32,256,275	)(a)	$110,352	$(132,221)	$129,540,046	129,501,196	$378,891	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	82,440,013	108,385,851	(a)	—		—	—	190,825,864	190,825,864	23,048		—
BlackRock, Inc.	87,650,514	1,662,103		(2,429,331)		532,851	22,705,589	110,121,726	120,278	1,975,379		—
iShares Core S&P 500 ETF	4,286,954	996,376,819		(622,290,936)		30,081,124	24,762,667	433,216,628	908,230	2,638,849		—

						$30,724,327	$47,336,035	$863,704,264		$5,016,167		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2021

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts S&P 500 E-Mini Index	784	03/18/22	$186,533	$6,917,190

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$—	$—	$6,917,190	$—	$—	$—	$6,917,190

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$53,863,481	$—	$—	$—	$53,863,481

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$5,296,692	$—	$—	$—	$5,296,692

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts: Average notional value of contracts — long	$224,304,286

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$33,933,922,007	$—	$—	$33,933,922,007
Investment Companies	433,216,628	—	—	433,216,628
Short-Term Securities
Money Market Funds	320,365,910	—	—	320,365,910

	$34,687,504,545	$—	$—	$34,687,504,545

8	2 0 21 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2021

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$6,917,190	$—	$—	$6,917,190

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities

December 31, 2021

S&P 500 Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$33,823,800,281
Investments, at value — affiliated(c)	863,704,264
Cash	87,846
Cash pledged for futures contracts	10,105,800
Receivables:
Securities lending income — affiliated	10,757
Dividends — unaffiliated	20,170,487
Dividends — affiliated	698
Prepaid expenses	41,137

Total assets	34,717,921,270

LIABILITIES
Collateral on securities loaned	129,405,466
Payables:
Investments purchased	23,924,376
Withdrawals to investors	74,250,025
Investment advisory fees	276,022
Trustees’ fees	103,860
Professional fees	103,593
Variation margin on futures contracts	572,356

Total liabilities	228,635,698

NET ASSETS	$34,489,285,572

NET ASSETS CONSIST OF
Investors’ capital	$13,788,658,111
Net unrealized appreciation (depreciation)	20,700,627,461

NET ASSETS	$34,489,285,572

(a) Investments, at cost — unaffiliated	$13,225,259,124
(b) Securities loaned, at value	$125,970,318
(c) Investments, at cost — affiliated	$768,535,150

See notes to financial statements.

10	2 0 21 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2021

S&P 500 Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$429,964,111
Dividends — affiliated	4,642,759
Securities lending income — affiliated — net	373,408
Foreign taxes withheld	(2,160,807)

Total investment income	432,819,471

EXPENSES
Investment advisory	3,082,741
Trustees	357,059
Professional	71,377

Total expenses	3,511,177
Less:
Fees waived and/or reimbursed by the Manager	(579,645)

Total expenses after fees waived and/or reimbursed	2,931,532

Net investment income	429,887,939

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	213,228,863
Investments — affiliated	30,724,327
Futures contracts	53,863,481

297,816,671

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,955,669,347
Investments — affiliated	47,336,035
Futures contracts	5,296,692

7,008,302,074

Net realized and unrealized gain	7,306,118,745

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,736,006,684

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	11

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio
	Year Ended December 31,
	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$429,887,939	$425,673,598
Net realized gain (loss)	297,816,671	(14,465,672)
Net change in unrealized appreciation (depreciation)	7,008,302,074	3,910,413,153

Net increase in net assets resulting from operations	7,736,006,684	4,321,621,079

CAPITAL TRANSACTIONS
Proceeds from contributions	7,697,627,774	7,849,994,984
Value of withdrawals	(7,937,321,540)	(8,386,601,754)

Net decrease in net assets derived from capital transactions	(239,693,766)	(536,606,770)

NET ASSETS
Total increase in net assets	7,496,312,918	3,785,014,309
Beginning of year	26,992,972,654	23,207,958,345

End of year	$34,489,285,572	$26,992,972,654

See notes to financial statements.

12	2 0 21 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

	S&P 500 Index Master Portfolio
	Year Ended December 31,

	2021	2020	2019	2018	2017

Total Return
Total return	28.65%	18.42%	31.44%	(4.38)%	21.77%

Ratios to Average Net Assets(a)
Total expenses	0.01%	0.01%	0.03%	0.04%	0.04%

Total expenses after fees waived and/or reimbursed	0.01%	0.01%	0.02%	0.04%	0.04%

Net investment income	1.39%	1.82%	1.95%	1.92%	1.93%

Supplemental Data
Net assets, end of year (000)	$34,489,286	$26,992,973	$23,207,958	$17,256,929	$13,775,074

Portfolio turnover rate	6%	5%	3%	12%	11%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

14	2 0 21 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received at Fair Value(a)	Net Amount
Barclays Bank PLC	$55,474,325	$(55,474,325)	$—	$—
Barclays Capital, Inc.	10,206,763	(10,206,763)	—	—
BNP Paribas SA	4,974,260	(4,974,260)	—	—
Citigroup Global Markets, Inc.	14,367,448	(14,367,448)	—	—
Credit Suisse Securities (USA) LLC	11,415,667	(11,415,667)	—	—
Goldman Sachs & Co. LLC	7,366,484	(7,366,484)	—	—
JPMorgan Securities LLC	6,747,433	(6,747,433)	—	—
Morgan Stanley	3,747,001	(3,747,001)	—	—
SG Americas Securities LLC	10,579,254	(10,579,254)	—	—
State Street Bank & Trust Co.	66,410	(66,410)	—	—
UBS AG	627,059	(627,059)	—	—
UBS Securities LLC	221,000	(221,000)	—	—
Virtu Americas LLC	81,765	(81,765)	—	—
Wells Fargo Securities LLC	95,449	(95,449)	—	—

	$125,970,318	$(125,970,318)	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

16	2 0 21 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of the Master Portfolio’s Independent Trustees, counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2023. If the Master Portfolio does not pay administration fees, BAL agrees to cap the expenses of the Master Portfolio at the rate at which it pays an investment advisory fee to BFA. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amount waived was $428,436.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amounts waived were $133,018.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the Manager waived $18,191 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 77% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, the Master Portfolio retained 75% of securities lending income (which excluded collateral investment fees) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2021, the Master Portfolio paid BTC $135,880 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)
S&P 500 Index Master Portfolio	$496,940,717	$181,144,688	$7,982,180

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, excluding short-term investments, were $1,972,674,265 and $1,800,914,115, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
S&P 500 Index Master Portfolio	$13,797,616,494	$21,341,364,282	$(451,476,231)	$20,889,888,051

9.	BANK BORROWINGS

The MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2021, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or

18	2 0 21 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of S&P 500 Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

20	2 0 21 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares S&P 500 Index Fund and S&P 500 Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	21

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	30 RICs consisting of 159 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 159 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.	30 RICs consisting of 159 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	30 RICs consisting of 159 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	30 RICs consisting of 159 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 159 Portfolios	None

22	2 0 21 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	30 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	30 RICs consisting of 159 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	30 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	23

Trustee and Officer Information (continued)

Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	30 RICs consisting of 159 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	30 RICs consisting of 159 Portfolios	None

24	2 0 21 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Interested Trustees(a)(d)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None
John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	25

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Trust/MIP.

26	2 0 21 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	27

Appendix B

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Transamerica Funds except Transamerica Government Money Market, and the Master Portfolio will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as Transamerica Funds’ Annual Report, Semi-Annual Report, Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Appendix C

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

1971437 12/21

© 2021 Transamerica Capital, Inc.

(b)	Not Applicable.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services

	Fiscal Year Ended 12/31 (in thousands)
	2021	2020
(a) Audit Fees	$13	$13
(b) Audit Related Fees(1)	$0	$0
(c) Tax Fees(2)	$4	$4
(d) All Other Fees(3)	$0	$0

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-IA filing of the funds comprising the Registrant.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services and would not impair the independence of the accountant.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2021and 2020 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, Kathleen T. Ives, Lauriann C. Kloppenburg, Frederic A. Nelson III, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

(b)	Not Applicable.

Item 6:	Investments.

(a)	The schedule of investments is included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	A separate certification for each principal executive and principal officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below. Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Any written solicitation to purchase securities under Rule 23c 1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 3, 2022

By:	/s/ Vincent J. Toner
Vincent J. Toner
Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Date:	March 3, 2022

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer